EARNINGS PER SHARE	6 Months Ended
Jun. 28, 2024
Earnings per share [abstract]
EARNINGS PER SHARE
EARNINGS PER SHARE
Basic earnings per share is calculated by dividing profit after taxes by the weighted average number of Shares in issue and outstanding during the period. Diluted earnings per share is calculated in a similar manner, but includes the effect of dilutive securities, principally share options, restricted stock units and performance share units. Share-based payment awards that are contingently issuable upon the achievement of specified market and/or performance conditions are included in the diluted earnings per share calculation based on the number of Shares that would be issuable if the end of the period was the end of the contingency period.
The following table summarises basic and diluted earnings per share calculations for the periods presented:

	Six Months Ended
	28 June 2024	30 June 2023
Profit after taxes attributable to equity shareholders (€ million)	797	854
Basic weighted average number of Shares in issue[1] (million)	460	458
Effect of dilutive potential Shares[2] (million)	—	1
Diluted weighted average number of Shares in issue[1] (million)	460	459
Basic earnings per share (€)	1.73	1.86
Diluted earnings per share (€)	1.73	1.86
[1] As at 28 June 2024 and 30 June 2023, the Group had 460,371,583 and 458,846,191 Shares, respectively, in issue and outstanding.
[2] For the six months ended 28 June 2024 and 30 June 2023, there were no outstanding options to purchase Shares excluded from the diluted earnings per share calculation. The dilutive impact of the remaining options outstanding, unvested restricted stock units and unvested performance share units was included in the effect of dilutive securities.